U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): August 21, 2001



                         Commission file number 0-22464



                                KOALA CORPORATION
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             (Exact name of Registrant as specified in its charter)

           COLORADO                                      84-1238908
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

             11600 East 53rd Avenue, Unit D, Denver, Colorado 80239
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               (Address of principal executive offices, Zip Code)

                                 (303) 574-1000
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              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

         On August 21, 2001, Nancy Pierce joined the Board of Directors of Koala Corporation. Ms. Pierce was also named chairperson of Koala Corporation's Audit Committee, a role previously held by John Pfannenstein, who remains an active member of the Board. The addition of Ms. Pierce brings the number of Koala Board members to five.

         Ms. Pierce is the co-founder and current corporate development officer of Boulder, Colorado-based Carrier Access Corporation, a fast-growing equipment manufacturer that helps more than 1,800 telecommunications companies accelerate service revenue, lower operating costs, and extend capital budgets. As corporate development officer, Ms. Pierce directs Carrier Access' strategic partnership initiatives and identifies and implements complementary company mergers and acquisitions. She also is responsible for establishing the company's strategic sales and OEM partnerships and managing legal issues for the company. Ms. Pierce, who also serves as secretary on Carrier Access' board of directors, previously held the positions of chief financial officer and corporate controller.

         Earlier this year, Ms. Pierce was named one of Upside magazine's "50 Women in Technology." Among other distinctions, she was selected by Ernst & Young LLP as Entrepreneur of the Year in 1999 and Entrepreneur of Distinction in 1998. During her tenure at Carrier Access, the company also received several honors. In 2000, it was listed seventh on Forbes magazine's register of the "Best Small Companies" in the nation, 28th on Business Week's list of the 100 Hottest Growth Companies in the United States, and second on the Denver Post's list of the 100 Best Performing Companies in Colorado (first in the telecommunications sector). In 1998, 1999 and 2000, the company attained first, second and third place rankings, respectively, on Deloitte & Touche's "Fast 50" program in Colorado.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)      Exhibits

               Exhibit No.                      Description
               -----------         -----------------------------------
                   99.1            Press Release dated August 21, 2001

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                KOALA CORPORATION
Date:  September 12, 2001       By:/s/  Mark A. Betker
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                                     Mark A. Betker
                                     Chairman and Chief Executive Officer